UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2023 (May 26, 2022)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 S. Friendswood Drive, Suite 212 Friendswood, TX	77546
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 996-4176

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Daybreak Oil and Gas, Inc. (the “Company” or “Daybreak”) filed with the U.S. Securities and Exchange Commission (“the SEC”) on May 26, 2022 (the “Original Form 8-K”). The Original Form 8-K reported under Item 2.01 the completion of the previously disclosed acquisition of Reabold California, LLC (“Reabold”) contemplated by that certain Equity Exchange Agreement, dated as of October 20, 2021 (8-K filed on October 26, 2021) and Amended on February 14, 2022 (8-K filed on February 22, 2022). This Amendment No. 1 is being filed by the Company to amend the Original Form 8-K, solely to provide the disclosures required by Item 9.01 of this Form 8-K that were not previously filed with the original report. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01      Financial Statements and Exhibits.

The Company is filing this amendment to the Original Form 8-K for the purpose of filing (i) the audited financial statements of Reabold as of and for the years ended December 31, 2021 and 2020, and (ii) the unaudited financial statements of Reabold as of and for the two months ended February 28, 2022 and 2021, and (iii) the unaudited pro forma condensed combined financial information of Daybreak as of and for the year ended February 28, 2022, after giving effect to the Acquisition. This amendment should be read in conjunction with the Original Form 8-K and Daybreak’s other filings with the SEC. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

(a)	Financial Statements of business acquired

The audited financial statements of Reabold as of and for the years ended December 31, 2021 and 2020 are attached hereto as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

The unaudited financial statements of Reabold as of and for the two months ended February 28, 2022 and 2021 are attached hereto as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited Pro Forma Condensed Combined Financial Information of Daybreak and Reabold as of and for the year ended February 28, 2022 are attached herewith as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits

Exhibit

Exhibit 99.1	Audited financial statements of Reabold California, LLC. as of and for the years ended December 31, 2021 and 2020
Exhibit 99.2	Unaudited financial statements of Reabold California, LLC. as of and for the two months ended February 28, 2022 and 2021
Exhibit 99.3	Unaudited Pro Forma Combined Financial Information of Daybreak Oil and Gas, Inc. and Reabold California, LLC. as of February 28, 2022
Exhibit 104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: July 11, 2023

3